Implementation of IFRS 16	6 Months Ended
Jun. 30, 2019
Implementation of IFRS 16
Implementation of IFRS 16

19.        Implementation of IFRS 16

The Group adopted IFRS 16 Leases from 1 January 2019 and elected to apply the standard retrospectively with the cumulative effect of initial application being recognised at that date; comparative information has therefore not been restated.

Lease liabilities amounting to £1,752 million in respect of leased properties previously accounted for as operating leases were recognised at 1 January 2019. These liabilities were measured at the present value of the remaining lease payments, discounted using the Group’s incremental borrowing rate as at that date, adjusted to exclude short-term leases and leases of low-value assets. The weighted-average borrowing rate applied to these lease liabilities was 2.43 per cent. The corresponding right-of-use asset of £1,655 million was measured at an amount equal to the lease liabilities, adjusted for lease liabilities recognised at 31 December 2018 of £97 million. The right-of-use asset and lease liabilities are included within Property, plant and equipment and Other liabilities respectively. There was no impact on shareholders’ equity.

In applying IFRS 16 for the first time, the Group has used a number of practical expedients permitted by the standard; the most significant of which were the use of a single discount rate to a portfolio of leases with reasonably similar characteristics; reliance on previous assessments of whether a lease is onerous; and the use of hindsight in determining the lease term where the contract contains options to extend or terminate the lease. The Group has also elected not to apply IFRS 16 to contracts that were not identified as containing a lease under IAS 17 and IFRIC 4 Determining whether an Arrangement contains a Lease.